UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2007

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6127
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2007, the Compensation Committee (the “Committee”) met and made the following recommendations regarding compensation to certain of the Company’s executive officers. The Committee’s recommendations were approved by the Board of Directors in its March 14, 2007 meeting.

Short-Term Incentive Compensation Award for Fiscal 2006

The following bonus awards for fiscal 2006 were approved and are to be paid in cash before April 1, 2007. These amounts are in addition to profit sharing amounts paid in January 2007 and reported on Current Report on Form 8-K dated January 25, 2007.

Name	Title	Cash Bonus

Daniel F. McNease	Chairman, President and Chief Executive Officer	$516,666.66

Robert G. Croyle	Vice Chairman and Chief Administrative Officer (1)	$322,833.33

John L. Buvens, Jr.	Executive Vice President, Legal	$162,266.66

Mark A. Keller	Executive Vice President, Business Development	$162,599.98

David P. Russell	Executive Vice President, Drilling Operations	$163,266.66

William H. Wells	Vice President, Finance and Chief Financial Officer	$161,083.31
__________________________________________________
(1) Mr. Croyle retired from the Company on December 31, 2006.

Base Salary Adjustments for 2007

The following new base salaries were approved and are effective as of April 1, 2007.

Name	Title	New Base Salary

Daniel F. McNease	Chairman, President and Chief Executive Officer	$750,000

John L. Buvens, Jr.	Executive Vice President, Legal	$294,000

Mark A. Keller	Executive Vice President, Business Development	$325,000

David P. Russell	Executive Vice President, Drilling Operations	$340,000

William H. Wells	Vice President, Finance and Chief Financial Officer	$289,000

Short-Term Incentive Compensation Award for Fiscal 2007

The Company’s two integrated 2007 short-term incentive compensation plans (a broad-based profit sharing plan and a targeted bonus plan) were also reviewed by the Committee. Any awards under the Bonus Plan will only be made after the Profit Sharing Plan has been fully paid.

As in 2006, the 2007 short-term incentive compensation performance goals are based in part on the results of the Company’s drilling operations, specifically, the percentage of EBITDA return on revenues in excess of a minimum threshold (with respect to the Profit Sharing Plan) and relative to budget (with respect to the Bonus Plan).

Each participant in the Bonus Plan has an aggregate incentive target that is a percentage of the participant’s base salary. The terms of the plan are the same as fiscal 2006 as described in Current Report on Form 8-K dated April 28, 2006, provided that the EBITDA goal used for both plans was revised for 2007.

The following officers have the aggregate incentive targets set forth below.

Name	Title	Target Bonus as % of Base Salary
Daniel F. McNease	Chairman, President and Chief Executive Officer	75%
John L. Buvens, Jr.	Executive Vice President - Legal	55%
Mark A. Keller	Executive Vice President - Business Development	55%
David P. Russell	Executive Vice President - Drilling Operations	60%
William H. Wells	Vice President - Finance and Chief Financial Officer	55%

A summary of each of the Profit Sharing Plan and Bonus Plan was filed as Exhibit 10.1 to Current Report on Form 8-K dated April 28, 2006 and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description
Exhibit 10.1	2006 Short-Term Incentive Plans: Profit Sharing Plan and Bonus Plan (incorporated herein by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K dated April 28, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         ROWAN COMPANIES, INC.

                        By: ___/s/ William H. Wells___________
                   William H. Wells
                         Vice President - Finance and Chief Financial Officer
                     (Principal Financial Officer)

Dated: March 19, 2007